Exhibit 99.1

Phunware Updates Announcement of “At-the-Market” Equity Offering Program

June 04, 2024 4:30pm EDT

*This release is a revised version of the announcement distributed at 8:30am EDT on June 04, 2024 by Phunware, Inc.*

AUSTIN, Texas, June 04, 2024 (GLOBE NEWSWIRE) — Phunware, Inc. (Nasdaq: PHUN, “Phunware” or the “Company”) today announced that it has filed a prospectus supplement to its existing shelf registration statement on Form S-3 (File No. 333-262461) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), under which it may offer and sell shares of its common stock having an aggregate offering price of up to $120 million from time to time through an “at-the-market” (“ATM”) equity offering program. No additional capacity is being added to the Registration Statement as a result of the ATM program.

Phunware has entered into an Equity Distribution Agreement relating to the offer and sale of shares of its common stock through Canaccord Genuity LLC (“Canaccord Genuity”), as representative of the several sales agents including Canaccord Genuity, Roth Capital Partners, LLC and The Benchmark Company, LLC.

Canaccord Genuity may sell shares by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415(a)(4) of the Securities Act of 1933, as amended. Sales may be made at market prices prevailing at the time of the sale, at prices related to prevailing market prices or at negotiated prices and, as a result, sales prices may vary. The number of shares to be sold, if any, under the ATM program will depend on, among other factors, market conditions, the Company’s capital needs, and the anticipated benefits to Phunware and its stockholders.

The prospectus supplement filed today adds to, updates or otherwise changes information contained in the existing prospectus contained in the Registration Statement. Prospective investors should read the prospectus, the prospectus supplement and other documents Phunware has filed with the SEC (some of which are incorporated by reference into the prospectus and prospectus supplement) for more complete information about Phunware and the ATM program, including the risks associated with investing in Phunware. Investors may obtain copies of the prospectus supplement and accompanying prospectus relating to the offering without charge by visiting the SEC’s website at www.sec.gov. Alternatively, potential investors may contact Canaccord Genuity, who will arrange to provide such investors these documents at: prospectus@cgf.com.

In connection with any offerings that may from time to time be conducted under the terms of the Equity Distribution Agreement, Phunware entered into an Amendment to Securities Purchase Agreement dated effective June 3, 2024, with certain majority purchasers thereunder, which amends its Securities Purchase Agreement dated January 18, 2024. The amendment provides that the participation rights with respect to subsequent financings shall not apply to, among others, issuances pursuant to the Equity Distribution Agreement with Canaccord Genuity.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A prospectus supplement with respect to the ATM program has been filed with the SEC.

About Phunware

Phunware’s mission is to achieve unparalleled connectivity and monetization through widespread adoption of Phunware technologies, by leveraging brands, mobile consumers, partners and digital asset holders and market participants. With the activation of Phunware 3.0, Phunware is poised to expand its software products and services audience and verticals, utilize and monetize its patents and other intellectual property rights and interests, and update and reintroduce its digital asset ecosystem for existing holders and new market participants.

Phunware PR & Media Inquiries:

Email: PRESS@phunware.com

Phone: (512) 693-4199

Phunware Investor Relations:

Matt Glover and John Yi
Gateway Group, Inc.
Email: PHUN@gateway-grp.com
Phone: (949) 574-3860

Safe Harbor / Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. For example, Phunware is using forward-looking statements when it discusses the proposed offering and the timing and terms of such offering and its intended use of proceeds from such offering should it occur.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the SEC, including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Source: Phunware, Inc.

Released June 4, 2024